UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN BALANCED SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J .Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2009

Date of reporting period: May 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

AllianceBernstein Balanced Shares

May 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 20, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Balanced Shares (the “Fund”) for the semi-annual reporting period ended May 31, 2009.

Investment Objective and Policies

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund’s assets invested in each type of security will vary. Normally, the Fund’s investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”)). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as AllianceBernstein L.P (the “Adviser”) deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-US issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 7 shows the Fund compared with its composite benchmark (the “Composite”), a 60%/40% blend of the Russell 1000 Value Index and the Barclays Capital US Aggregate Bond Index, respectively, for the six- and 12-month periods ended May 31, 2009. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Mixed-Asset Target Allocation Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund’s Class A shares without sales charges outperformed the Composite and slightly underperformed the Lipper Average for the six-month period under review. For the 12-month period ended May 31, 2009, the Fund’s Class A shares without sales charges underperformed the Composite, but outperformed the Lipper Average. The Fund, the Composite and the Lipper Average all posted negative returns for the 12-month period.

ALLIANCEBERNSTEIN BALANCED SHARES •	1

The equity portion of the Fund outperformed its benchmark, the Russell 1000 Value Index, for both the six- and 12-month periods ended May 31, 2009, though both the equity side of the Fund and the benchmark posted negative returns for the 12-month period. Relative performance was strong during the six-month period, where stock selection drove most of the Fund’s premium. Within industrials, significant exposure to aerospace and defense, along with an underweight in economically sensitive companies within the sector, contributed positively to the Fund’s performance. Security selection within energy was also positive. The Fund’s underweight in many of the fundamentally challenged, large financial-service industry companies helped relative performance as well. The Fund also benefited from ownership of Wyeth and Schering Plough—two franchise drug companies that are being acquired by Pfizer and Merck, respectively. A legal settlement paid into the Fund from an investment in Tyco in 2002 also positively impacted performance.

For the 12-month period, the equity portion of the Fund’s outperformance was more a product of sector than stock selection. The Fund’s underweight in financials was an important contributor to relative performance; this position was magnified by security selection within the sector, where the Fund was significantly underweight in credit-sensitive institutions like banks and brokerage firms. Allocations to property and casualty insurers also helped drive the Fund’s premium. An overweight in technology was also a positive, although security selection within the sector detracted somewhat. The solid fundamental performance of the Fund’s holdings, as measured by strong positive earnings revisions, helped as the market rewarded stocks with predictable business models.

The fixed-income portion of the Fund outperformed its benchmark, the Barclays Capital US Aggregate Bond Index, for the six-month period ended May 31, 2009, helped by the recent rally in the credit sectors. For the semi-annual period, the Fund’s overweight position in investment grade corporates, commercial mortgage backed securities (CMBS) and high yield, as well as an underweight in mortgages and government securities, contributed positively to performance.

For the 12-month period ended May 31, 2009, the fixed-income portion’s performance attribution was almost the reverse, due to the negative impact of the financial crisis at its peak in late 2008, and the fixed-income portion of the Fund underperformed its benchmark. For the 12-month period, the Fund’s overweight in investment-grade credit, high yield and CMBS detracted, as did the Fund’s underweight to governments and mortgages. Within its corporate holdings, the Fund’s overweight in financials also detracted.

Market Review and Investment Strategy

Extreme risk aversion that seized the markets following the bankruptcy of Lehman Brothers in mid-September 2008 accelerated into the fourth

2	• ALLIANCEBERNSTEIN BALANCED SHARES

quarter of 2008, as massive global deleveraging continued. Tumult in the financial markets bled into the real economy, in the US and across the globe. Challenges continued into early 2009 as asset prices in many markets continued to fall.

Equity markets remained highly volatile during the first half of 2009. In the first ten weeks of the year, the S&P 500 Stock Index fell almost 20%, hitting a 12-year low. Policymakers scrambled to combat the severe global economic slowdown. Investors then took heart from renewed government efforts to stabilize the banking system and hints that the global economic downturn was nearing a bottom. By April and May, signs of a bottoming of the recession resulted in a significant rally in credit sectors as well as equities. By the end of June, the S&P 500 Stock Index was up 3.16% from the beginning of the year. The financial sector led the market down and back up. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario.

Governments in both the developed and developing worlds have pledged a record dose of fiscal stimulus—a mix of tax cuts and infrastructure spending—to help cushion the impact of the downturn. The measures announced as of April 30, 2009, are equivalent to 1.7% of global gross domestic product in 2009 alone, and more are likely to come. Fortunately, there are some signs that the credit markets are slowly beginning to thaw, partly thanks to government programs designed to recapitalize the banking sector and facilitate the flow of credit. More recently, indicators pointed toward some recovery in consumer and business confidence and a global rebound in industrial production.

For the semi-annual period, Treasuries were the only fixed-income sector in negative territory, returning -0.85%. Outperforming fixed-income sectors for the period included CMBS at 28.38%, which rebounded strongly from relatively poor returns in 2008. Also outperforming were asset-backed securities (ABS) at 14.22% and corporates at 12.60%, which posted record returns during the April/May credit rally. With improving economic data and market sentiment, corporate spreads tightened by 255 basis points to end the semi-annual reporting period at 352 basis points over duration-neutral Treasuries. Corporates were also helped by the US Federal Reserve’s (the “Fed’s”) stress test results, which were better than feared, boosting returns in the banking sector. Mortgage-backed securities (MBS) modestly underperfromed the Barclays Capital US Aggregate Bond Index, returning 4.50%. Among non-benchmark sectors held in the Fund, high yield staged a remarkable rally, posting 36.55% after dismal returns during the height of the financial crisis.

The road to recovery is likely to include some detours. The timing of recovery remains unclear and uncertainty still surrounds government actions and their impact on the economy. But

ALLIANCEBERNSTEIN BALANCED SHARES •	3

despite the challenging outlook, in the view of the Balanced Shares Investment Team (composed of the Relative Value Investment Team and the US Investment Grade Core Fixed-Income Team), the forces for an eventual recovery are being marshaled.

On the equity side, the Relative Value Investment Team’s preference to own solid business franchises with strong balance sheets and what they believe will be long-term prospects served the Fund well on a relative basis. The Relative Value Investment Team believes the uncertainty that has defined this period has contributed to creating many unique investment opportunities that the Fund is poised to exploit. In addition, the Fund’s holdings have a free cash-flow yield which is approximately twice that of the broader market.

The US Investment Grade Core Fixed-Income Team believes that powerful forces for recovery are gathering. Across the capital markets, strong recoveries typically follow very weak periods. These market upturns tend to come swiftly, often before there is solid evidence of an economic turnaround (i.e. April/May 2009’s strong rebound in equity and credit sensitive markets). The US Investment Grade Core Fixed-Income Team believes that the recent uncertainty has created opportunities as risk premiums across the capital markets are at multiples of their historic norms. Wide yield spreads are compensating investors generously as we wait for recovery. The US Investment Grade Core Fixed-Income Team believes that more than at any time in recent history, investors are likely to be well rewarded for sticking to a disciplined, long-term approach to asset allocation.

4	• ALLIANCEBERNSTEIN BALANCED SHARES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index and the unmanaged Barclays Capital US Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged Barclays Capital US Aggregate Bond Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS, ABS and CMBS sectors. The composite benchmark represents a 60%/40% blend of the Russell 1000 Value Index and the Barclays Capital US Aggregate Bond Index, respectively. For the six-and 12-month periods ended May 31, 2009, the Lipper Mixed-Asset Target Allocation Growth Funds Average consisted of 690 and 669 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

A Word About Risk

The Fund is a “balanced” fund and must invest at least 25% of its total assets in fixed-income securities. Since the Fund invests in both equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund’s net asset value when one of these asset classes is performing more poorly than the other. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund may invest in high-yield bonds (i.e., “junk bonds”) which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in emerging market securities which may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-US) countries. In order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Balanced Shares*
Class A	9.42%	-22.45%

Class B**	9.02%	-23.02%

Class C	9.07%	-22.97%

Advisor Class†	9.57%	-22.27%

Class R†	9.33%	-22.65%

Class K†	9.50%	-22.40%

Class I†	9.69%	-22.15%

Composite Benchmark: 60% Russell 1000 Value Index/40% Barclays Capital‡ US Aggregate Bond Index	2.14%	-20.42%

Russell 1000 Value Index	-0.79%	-35.35%

Barclays Capital‡ US Aggregate Bond Index	5.10%	5.36%

Lipper Mixed-Asset Target Allocation Growth Funds Average	9.44%	-24.16%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for six- and 12-month periods ended May 31, 2009, by 0.26% and 0.27%, respectively.

** Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

‡ Formerly Lehman Brothers.

See Historical Performance and Benchmark Disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-22.45%	-25.74%
5 Years	-0.56%	-1.42%
10 Years	2.20%	1.76%

Class B Shares
1 Year	-23.02%	-26.04%
5 Years	-1.29%	-1.29%
10 Years(a)	1.60%	1.60%

Class C Shares
1 Year	-22.97%	-23.73%
5 Years	-1.28%	-1.28%
10 Years	1.46%	1.46%

Advisor Class Shares*
1 Year	-22.27%	-22.27%
5 Years	-0.28%	-0.28%
10 Years	2.48%	2.48%

Class R Shares*
1 Year	-22.65%	-22.65%
5 Years	-0.85%	-0.85%
Since Inception†	0.33%	0.33%

Class K Shares*
1 Year	-22.40%	-22.40%
Since Inception†	-2.95%	-2.95%

Class I Shares*
1 Year	-22.15%	-22.15%
Since Inception†	-2.62%	-2.62%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.16%, 1.92%, 1.89%, 0.87%, 1.33%, 1.03% and 0.71% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed below.

†	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2009)
SEC Returns

Class A Shares
1 Year	-19.63%
5 Years	-1.57%
10 Years	1.59%

Class B Shares
1 Year	-19.99%
5 Years	-1.45%
10 Years(a)	1.44%

Class C Shares
1 Year	-17.53%
5 Years	-1.44%
10 Years	1.29%

Advisor Class Shares*
1 Year	-15.85%
5 Years	-0.42%
10 Years	2.31%

Class R Shares*
1 Year	-16.24%
5 Years	-0.97%
Since Inception†	0.51%

Class K Shares*
1 Year	-16.03%
Since Inception†	-2.66%

Class I Shares*
1 Year	-15.80%
Since Inception†	-2.34%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed below.

†	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on pages 5-6.

ALLIANCEBERNSTEIN BALANCED SHARES •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2008		Ending Account Value May 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,094.23	$1,019.15	$6.06	$5.84
Class B	$1,000	$1,000	$1,090.16	$1,015.36	$10.01	$9.65
Class C	$1,000	$1,000	$1,090.70	$1,015.51	$9.85	$9.50
Advisor Class	$1,000	$1,000	$1,095.73	$1,020.59	$4.55	$4.38
Class R	$1,000	$1,000	$1,093.25	$1,018.30	$6.94	$6.69
Class K	$1,000	$1,000	$1,094.97	$1,019.80	$5.38	$5.19
Class I	$1,000	$1,000	$1,096.88	$1,021.39	$3.71	$3.58
*	Expenses are equal to the classes’ annualized expense ratios of 1.16%, 1.92%, 1.89%, 0.87%, 1.33%, 1.03% and 0.71%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN BALANCED SHARES

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $745.2

TEN LARGEST HOLDINGS**

May 31, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Federal National Mortgage Association	$48,705,434	6.5%
Federal Home Loan Mortgage Corp.	23,668,843	3.2
Total SA (Sponsored ADR)	18,433,299	2.5
Raytheon Co.	17,801,955	2.4
Philip Morris International, Inc.	16,957,928	2.3
L-3 Communications Holdings, Inc. – Class 3	15,983,279	2.1
Axis Capital Holdings Ltd.	15,216,336	2.0
Exxon Mobil Corp.	13,721,591	1.9
Symantec Corp.	13,578,890	1.8
Lorillard, Inc.	13,555,305	1.8
	$197,622,860	26.5%

*	All data are as of May 31, 2009. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

ALLIANCEBERNSTEIN BALANCED SHARES •	11

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 64.9%
Health Care – 13.4%
Biotechnology – 3.0%
Amgen, Inc.(a)	257,700	$12,869,538
Biogen Idec, Inc.(a)	177,490	9,192,207

		22,061,745

Health Care Providers & Services – 4.4%
Aetna, Inc.	302,300	8,095,594
AmerisourceBergen Corp. – Class A	50,890	1,888,019
Humana, Inc.(a)	59,800	1,873,534
Medco Health Solutions, Inc.(a)	179,435	8,234,272
Quest Diagnostics, Inc.	78,890	4,119,636
UnitedHealth Group, Inc.	327,000	8,698,200

		32,909,255

Pharmaceuticals – 6.0%
Abbott Laboratories	290,300	13,080,918
Eli Lilly & Co.	261,500	9,040,055
Endo Pharmaceuticals Holdings, Inc.(a)	114,590	1,825,419
Forest Laboratories, Inc.(a)	191,350	4,533,081
Merck & Co., Inc.	154,100	4,250,078
Novartis AG (Sponsored ADR)	90,600	3,625,812
Schering-Plough Corp.	341,600	8,335,040

		44,690,403

		99,661,403

Energy – 9.7%
Energy Equipment & Services – 1.4%
Cameron International Corp.(a)	120,625	3,767,119
Noble Corp.	134,120	4,609,704
Tidewater, Inc.	41,300	1,968,771

		10,345,594

Oil, Gas & Consumable Fuels – 8.3%
Anadarko Petroleum Corp.	83,665	3,997,514
Chevron Corp.	59,630	3,975,532
ConocoPhillips	96,675	4,431,582
Exxon Mobil Corp.	197,860	13,721,591
Marathon Oil Corp.	59,400	1,893,672
Occidental Petroleum Corp.	180,565	12,117,717
Total SA (Sponsored ADR)	319,745	18,433,299
Valero Energy Corp.	160,270	3,585,240

		62,156,147

		72,501,741

Industrials – 9.4%
Aerospace & Defense – 6.4%
Goodrich Corp.	174,240	8,457,610
Honeywell International, Inc.	107,600	3,568,016
L-3 Communications Holdings, Inc. – Class 3	217,430	15,983,279
Raytheon Co.	398,700	17,801,955
United Technologies Corp.	35,430	1,863,972

		47,674,832

12	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 1.2%
Fluor Corp.	184,050	$8,646,669

Electrical Equipment – 0.2%
Hubbell, Inc. – Class B	52,870	1,755,813

Machinery – 0.9%
Dover Corp.	54,100	1,700,904
Joy Global, Inc.	138,305	4,767,373

		6,468,277

Road & Rail – 0.5%
Norfolk Southern Corp.	93,300	3,470,760

Trading Companies & Distributors – 0.2%
WESCO International, Inc.(a)	65,400	1,748,142

		69,764,493

Consumer Staples – 7.4%
Food & Staples Retailing – 2.3%
Safeway, Inc.	183,115	3,709,910
Wal-Mart Stores, Inc.	266,200	13,240,788

		16,950,698

Food Products – 0.8%
ConAgra Foods, Inc.	334,915	6,226,070

Household Products – 0.2%
Kimberly-Clark Corp.	36,100	1,873,229

Tobacco – 4.1%
Lorillard, Inc.	198,380	13,555,305
Philip Morris International, Inc.	397,700	16,957,928

		30,513,233

		55,563,230

Information Technology – 7.4%
Communications Equipment – 0.9%
Cisco Systems, Inc.(a)	228,800	4,232,800
F5 Networks, Inc.(a)	64,125	2,036,610

		6,269,410

Computers & Peripherals – 0.5%
EMC Corp.(a)	155,700	1,829,475
NetApp, Inc.(a)	93,600	1,825,200

		3,654,675

Internet Software & Services – 0.5%
VeriSign, Inc.(a)	158,300	3,705,803

IT Services – 3.7%
Accenture Ltd. – Class A	261,290	7,820,410
Alliance Data Systems Corp.(a)	170,320	6,897,960
SAIC, Inc.(a)	752,200	13,140,934

		27,859,304

ALLIANCEBERNSTEIN BALANCED SHARES •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 1.8%
Symantec Corp.(a)	871,000	$13,578,890

		55,068,082

Financials – 7.3%
Capital Markets – 0.9%
BlackRock, Inc. – Class A	31,300	4,992,350
TD Ameritrade Holding Corp.(a)	114,620	1,953,125

		6,945,475

Insurance – 6.4%
ACE Ltd.	208,750	9,182,912
Arch Capital Group Ltd.(a)	221,100	12,582,801
Axis Capital Holdings Ltd.	637,200	15,216,336
Loews Corp.	154,600	4,181,930
RenaissanceRe Holdings Ltd.	131,800	6,032,486

		47,196,465

		54,141,940

Consumer Discretionary – 5.2%
Auto Components – 0.2%
WABCO Holdings, Inc.	82,900	1,407,642

Diversified Consumer Services – 1.1%
Apollo Group, Inc. – Class A(a)	131,005	7,742,396

Media – 2.9%
Comcast Corp. – Class A	637,115	8,773,074
The DIRECTV Group, Inc.(a)	144,950	3,261,375
DISH Network Corp. – Class A(a)	122,985	2,016,954
Time Warner Cable, Inc. – Class A	56,545	1,741,020
Time Warner, Inc.	256,300	6,002,546

		21,794,969

Specialty Retail – 1.0%
Advance Auto Parts, Inc.	80,900	3,445,531
Home Depot, Inc.	175,900	4,073,844

		7,519,375

		38,464,382

Telecommunication Services – 2.2%
Diversified Telecommunication Services – 2.2%
CenturyTel, Inc.	64,135	1,978,565
Qwest Communications International, Inc.	2,194,050	9,566,058
Verizon Communications, Inc.	156,788	4,587,617

		16,132,240

Materials – 1.5%
Chemicals – 1.2%
CF Industries Holdings, Inc.	50,800	3,944,112
FMC Corp.	34,550	1,877,793
The Mosaic Co.	32,015	1,751,220
Terra Industries, Inc.	63,400	1,761,886

		9,335,011

14	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Containers & Packaging – 0.3%
Ball Corp.	48,800	$1,942,240

		11,277,251

Utilities – 1.4%
Electric Utilities – 0.5%
Entergy Corp.	47,910	3,575,044

Multi-Utilities – 0.9%
NSTAR	104,800	3,151,336
Public Service Enterprise Group, Inc.	125,300	3,993,311

		7,144,647

		10,719,691

Total Common Stocks (cost $476,651,028)		483,294,453

	Principal Amount (000)
CORPORATES - INVESTMENT GRADES – 12.4%
Industrial – 6.2%
Basic – 1.0%
Alcoa, Inc. 6.75%, 7/15/18	$210	181,353
ArcelorMittal 6.125%, 6/01/18	870	739,100
6.50%, 4/15/14	400	367,851
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	564	629,928
The Dow Chemical Co. 7.375%, 11/01/29	60	50,084
7.60%, 5/15/14	365	369,454
8.55%, 5/15/19	275	274,973
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	354	384,811
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	412	408,910
Inco Ltd. 7.75%, 5/15/12	734	771,446
International Paper Co. 5.30%, 4/01/15	660	558,011
7.95%, 6/15/18	490	461,489
PPG Industries, Inc. 5.75%, 3/15/13	765	774,981
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	695	684,310
Weyerhaeuser Co. 7.375%, 3/15/32	905	694,395

		7,351,096

ALLIANCEBERNSTEIN BALANCED SHARES •	15

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Capital Goods – 0.6%
Boeing Co. 6.00%, 3/15/19	$600	$640,180
John Deere Capital Corp. 5.25%, 10/01/12	605	635,275
Lafarge SA 6.15%, 7/15/11	629	616,988
Tyco International Finance SA 6.00%, 11/15/13	1,005	1,007,754
8.50%, 1/15/19	280	309,065
United Technologies Corp. 4.875%, 5/01/15	362	378,746
Vulcan Materials Co. 5.60%, 11/30/12	840	850,508

		4,438,516

Communications - Media – 0.6%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	480	451,979
CBS Corp. 8.875%, 5/15/19	625	621,079
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	440	505,881
Comcast Corp. 5.50%, 3/15/11	625	653,759
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	290	311,620
RR Donnelley & Sons Co. 5.50%, 5/15/15	990	826,659
Time Warner Cable, Inc. 7.50%, 4/01/14	245	265,739
Time Warner Entertainment Co. 8.375%, 3/15/23	725	754,580
WPP Finance Corp. 5.875%, 6/15/14	425	329,308

		4,720,604

Communications - Telecommunications – 0.9%
AT&T Corp. 7.30%, 11/15/11	540	595,345
BellSouth Corp. 5.20%, 9/15/14	860	892,965
Embarq Corp. 7.082%, 6/01/16	1,274	1,248,520
New Cingular Wireless Services, Inc. 8.75%, 3/01/31	355	413,547
Qwest Corp. 7.50%, 10/01/14	890	849,950
7.875%, 9/01/11	660	657,525
Telus Corp. 8.00%, 6/01/11	425	456,914

16	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 4.90%, 9/15/15	$380	$377,602
5.25%, 4/15/13	465	489,389
Vodafone Group PLC 7.75%, 2/15/10	790	818,653

		6,800,410

Consumer Cyclical - Entertainment – 0.1%
The Walt Disney Co. 5.50%, 3/15/19	485	506,598

Consumer Non-Cyclical – 1.8%
Avon Products, Inc. 6.50%, 3/01/19	615	650,388
Baxter FinCo BV 4.75%, 10/15/10	400	417,998
Bottling Group LLC 6.95%, 3/15/14	525	592,996
Bunge Ltd. Finance Corp. 5.875%, 5/15/13	415	403,128
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)	1,415	1,408,126
Campbell Soup Co. 6.75%, 2/15/11	505	549,325
The Coca-Cola Co. 5.35%, 11/15/17	565	591,557
Diageo Capital PLC 7.375%, 1/15/14	535	594,586
Fisher Scientific International, Inc. 6.125%, 7/01/15	840	840,000
Fortune Brands, Inc. 4.875%, 12/01/13	890	831,119
Johnson & Johnson 5.55%, 8/15/17	545	583,839
Kroger Co. 6.80%, 4/01/11	1,055	1,122,304
7.25%, 6/01/09	875	875,000
PepsiCo, Inc./NC 4.65%, 2/15/13	570	600,321
Pfizer, Inc. 5.35%, 3/15/15	600	646,180
The Procter & Gamble Co. 4.70%, 2/15/19	590	586,000
Safeway, Inc. 4.95%, 8/16/10	785	803,111
5.80%, 8/15/12	870	902,956
Whirlpool Corp. 8.60%, 5/01/14	75	75,799
Wyeth 5.50%, 2/01/14	480	513,472

		13,588,205

ALLIANCEBERNSTEIN BALANCED SHARES •	17

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Energy – 0.5%
Apache Corp. 5.25%, 4/15/13	$330	$345,169
Baker Hughes, Inc. 6.50%, 11/15/13	300	329,008
Canadian Natural Resources Ltd. 5.15%, 2/01/13	250	255,855
Nabors Industries, Inc. 9.25%, 1/15/19(b)	635	675,618
Noble Energy, Inc. 8.25%, 3/01/19	610	664,446
The Premcor Refining Group, Inc. 7.50%, 6/15/15	614	624,030
Valero Energy Corp. 6.875%, 4/15/12	580	604,950
Weatherford International Ltd. 5.15%, 3/15/13	325	311,955

		3,811,031

Services – 0.1%
The Western Union Co. 5.93%, 10/01/16	820	788,379

Technology – 0.4%
Cisco Systems, Inc. 5.25%, 2/22/11	560	594,728
Computer Sciences Corp. 5.50%, 3/15/13	465	470,373
Dell, Inc. 5.625%, 4/15/14	370	390,462
Electronic Data Systems Corp. Series B 6.00%, 8/01/13	820	882,241
Motorola, Inc. 6.50%, 9/01/25	535	384,274
7.50%, 5/15/25	90	62,942
Oracle Corp. 4.95%, 4/15/13	391	413,572
Xerox Corp. 8.25%, 5/15/14	75	76,122

		3,274,714

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 10/01/14	842	794,063

Transportation - Railroads – 0.1%
Canadian Pacific Railway Co. 6.50%, 5/15/18	185	176,675

18	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

CSX Corp. 5.50%, 8/01/13	$280	$281,009

		457,684

		46,531,300

Financial Institutions – 4.6%
Banking – 2.7%
American Express Co. 8.125%, 5/20/19	615	616,892
ANZ National International Ltd. 6.20%, 7/19/13(b)	375	375,562
Bank of America Corp. 4.50%, 8/01/10	1,345	1,340,099
Barclays Bank PLC 8.55%, 6/15/11(b)(c)	705	430,050
The Bear Stearns Co., Inc. 5.55%, 1/22/17	1,020	939,887
7.625%, 12/07/09	850	875,392
Citigroup, Inc. 1.424%, 6/09/09(d)	365	364,924
4.625%, 8/03/10	760	759,387
5.50%, 4/11/13	575	551,468
Countrywide Financial Corp. 6.25%, 5/15/16	1,278	1,070,186
5.80%, 6/07/12	382	383,306
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	32	30,926
Credit Suisse First Boston USA, Inc. 5.50%, 8/15/13	248	251,402
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	410	403,233
5.125%, 1/15/15	370	360,180
7.35%, 10/01/09	196	199,879
7.50%, 2/15/19	605	636,611
JP Morgan Chase & Co. 6.75%, 2/01/11	580	608,566
Morgan Stanley 5.05%, 1/21/11	840	849,208
5.30%, 3/01/13	280	280,805
6.625%, 4/01/18	715	706,835
North Fork Bancorporation, Inc. 5.875%, 8/15/12	810	697,656
Rabobank Nederland NV 11.00%, 6/30/19(b)(c)	110	110,000
Regions Financial Corp. 6.375%, 5/15/12	1,250	1,116,010
Sovereign Bancorp, Inc. 4.80%, 9/01/10	1,335	1,305,322
Sovereign Bank 5.125%, 3/15/13	785	680,126

ALLIANCEBERNSTEIN BALANCED SHARES •	19

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

UBS Preferred Funding Trust II 7.247%, 6/26/11(c)	$1,000	$581,626
Unicredito Italiano Capital Trust II 9.20%, 10/05/10(b)(c)	1,320	781,894
Union Bank of California 5.95%, 5/11/16	405	376,542
Union Planters Corp. 7.75%, 3/01/11	828	794,007
Wachovia Corp. 5.50%, 5/01/13	820	835,427
Wells Fargo & Co. 4.20%, 1/15/10	445	450,837
Western Financial Bank 9.625%, 5/15/12	345	342,949

		20,107,194

Brokerage – 0.1%
Lazard Group 6.85%, 6/15/17	920	795,762

Finance – 0.4%
General Electric Capital Corp. 4.80%, 5/01/13	840	829,881
5.625%, 5/01/18	710	678,087
HSBC Finance Corp. 7.00%, 5/15/12	365	372,782
SLM Corp. Series A 5.375%, 1/15/13	1,335	1,034,625

		2,915,375

Insurance – 1.0%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	165	128,774
Assurant, Inc. 5.625%, 2/15/14	895	762,814
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	590	610,346
CNA Financial Corp. 5.85%, 12/15/14	340	266,830
Genworth Financial, Inc. 6.515%, 5/22/18	825	439,248
ING Capital Funding Trust III 8.439%, 12/31/10(c)	1,000	530,000
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)	795	608,277
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(b)	345	362,852
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(b)(c)	2,213	1,293,372
Principal Financial Group, Inc. 7.875%, 5/15/14	490	490,689

20	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Prudential Financial, Inc. 5.15%, 1/15/13	$520	$489,059
UnitedHealth Group, Inc. 5.25%, 3/15/11	635	652,408
WellPoint, Inc. 5.25%, 1/15/16	425	391,666
ZFS Finance USA Trust I 6.15%, 12/15/65(b)(c)	1,000	655,000

		7,681,335

REITS – 0.4%
ERP Operating LP 5.25%, 9/15/14	935	850,142
HCP, Inc. 5.95%, 9/15/11	885	855,749
Simon Property Group LP 5.00%, 3/01/12	835	809,382

		2,515,273

		34,014,939

Utility – 1.3%
Electric – 0.7%
FirstEnergy Corp. Series B 6.45%, 11/15/11	1,025	1,072,469
Series C 7.375%, 11/15/31	395	342,598
FPL Group Capital, Inc. 6.35%, 10/01/66(c)	430	322,500
6.65%, 6/15/67(c)	1,290	993,300
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	375	391,594
Nisource Finance Corp. 6.80%, 1/15/19	865	775,002
The Southern Co. Series A 5.30%, 1/15/12	229	240,218
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	1,200	1,184,939

		5,322,620

Natural Gas – 0.5%
Enterprise Products Operating LLC Series B 5.60%, 10/15/14	835	820,722
Texas Eastern Transmission Corp. 7.30%, 12/01/10	1,700	1,769,202
TransCanada Pipelines Ltd. 6.35%, 5/15/67(c)	965	636,900

ALLIANCEBERNSTEIN BALANCED SHARES •	21

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Williams Co., Inc. 7.875%, 9/01/21	$368	$356,960

		3,583,784

Other Utility – 0.1%
Veolia Environnement 6.00%, 6/01/18	555	542,953

		9,449,357

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Gaz Capital SA 6.212%, 11/22/16(b)	1,880	1,574,500
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(b)	690	662,400

		2,236,900

Total Corporates - Investment Grades (cost $98,935,196)		92,232,496

MORTGAGE PASS-THRU’S – 7.3%
Agency Fixed Rate 30-Year – 7.0%
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 10/01/35	3,584	3,611,012
5.50%, 1/01/35	5,074	5,258,464
Series 2008 6.50%, 5/01/35	998	1,074,052
Federal National Mortgage Association Series 2004 6.00%, 11/01/34	2,885	3,040,246
Series 2006 5.00%, 2/01/36	6,608	6,782,005
6.50%, 9/01/36	1,542	1,645,014
Series 2007 4.50%, 1/01/36	5,751	5,812,400
Series 2008 5.50%, 8/01/37	18,392	19,068,453
6.00%, 3/01/37	5,490	5,764,407

		52,056,053

Agency ARMS – 0.3%
Federal Home Loan Mortgage Corp. Series 2006 5.918%, 1/01/37(d)	457	477,802
6.208%, 12/01/36(d)	507	529,947
Series 2007 5.974%, 2/01/37(d)	586	613,490
6.08%, 1/01/37(d)	251	262,828

22	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2007 5.93%, 2/01/37(d)	$581	$609,522

		2,493,589

Total Mortgage Pass-Thru’s (cost $53,142,992)		54,549,642

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.7%
Non-Agency Fixed Rate CMBS – 4.6%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	1,510	1,094,941
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12, Class A4 5.72%, 9/11/38	1,200	1,040,284
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	1,230	978,332
Series 2007-C9, Class A4 5.816%, 12/10/49	1,710	1,376,325
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38	1,325	1,039,104
CS First Boston Mortgage Securities Corp. Series 2004-C3, Class A5 5.113%, 7/15/36	401	360,820
Series 2005-C1, Class A4 5.014%, 2/15/38	685	577,642
Greenwich Capital Commercial Funding Corp. Series 2003-C2, Class A3 4.533%, 1/05/36	5,000	4,947,284
Series 2007-GG11, Class A4 5.736%, 12/10/49	1,300	1,021,721
Series 2007-GG9, Class A2 5.381%, 3/10/39	1,305	1,204,848
Series 2007-GG9, Class A4 5.444%, 3/10/39	1,070	841,707
GS Mortgage Securities Corp. II Series 2006-GG8, Class A2 5.479%, 11/10/39	1,646	1,553,383
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43	1,630	1,303,745
Series 2006-CB16, Class A4 5.552%, 5/12/45	1,220	997,833

ALLIANCEBERNSTEIN BALANCED SHARES •	23

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Series 2007-C1, Class A4 5.716%, 2/15/51	$1,720	$1,169,023
Series 2007-CB18, Class A4 5.44%, 6/12/47	1,735	1,341,108
Series 2007-LD11, Class A4 5.819%, 6/15/49	1,735	1,356,527
LB-UBS Commercial Mortgage Trust Series 2004-C7, Class A2 3.992%, 10/15/29	1,095	1,088,702
Series 2006-C1, Class A4 5.156%, 2/15/31	1,970	1,648,651
Series 2006-C7, Class A3 5.347%, 11/15/38	1,020	820,936
Series 2007-C1, Class A4 5.424%, 2/15/40	1,700	1,257,141
Series 2008-C1, Class A2 6.149%, 4/15/41	2,865	2,389,854
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46	1,805	1,459,298
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	1,705	1,349,891
Series 2007-C31, Class A4 5.509%, 4/15/47	1,730	1,182,690
Series 2007-C32, Class A2 5.736%, 6/15/49	985	896,960
Series 2007-C32, Class A3 5.741%, 6/15/49	693	487,663

		34,786,413

Non-Agency Floating Rate CMBS – 0.1%
Commercial Mortgage Pass Through Certificates Series 2005-C6, Class A5A 5.116%, 6/10/44(c)	730	636,983

Total Commercial Mortgage-Backed Securities (cost $40,904,542)		35,423,396

AGENCIES – 2.4%
Agency Debentures – 2.4%
Federal Home Loan Mortgage Corp. 1.625%, 4/26/11	11,709	11,831,862
Federal National Mortgage Association 6.25%, 5/15/29	4,745	5,508,357
6.625%, 11/15/30	375	457,175

Total Agencies (cost $17,703,508)		17,797,394

24	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 1.6%
United States – 1.6%
U.S. Treasury Bonds 3.75%, 11/15/18	$4,725	$4,829,092
4.50%, 2/15/36	4,965	5,080,590
U.S. Treasury Notes 1.75%, 1/31/14	2,040	1,997,772

Total Governments - Treasuries (cost $12,444,139)		11,907,454

CORPORATES - NON-INVESTMENT GRADES – 1.2%
Industrial – 0.6%
Basic – 0.1%
United States Steel Corp. 5.65%, 6/01/13	770	670,558

Capital Goods – 0.3%
Bombardier, Inc. 6.75%, 5/01/12(b)	370	340,400
Hanson Australia Funding Ltd. 5.25%, 3/15/13	945	655,641
Owens Corning, Inc. 6.50%, 12/01/16	558	485,494
Textron Financial Corp. 4.60%, 5/03/10	76	71,478
5.125%, 2/03/11	141	126,987
5.40%, 4/28/13	103	82,703

		1,762,703

Communications - Media – 0.0%
Clear Channel Communications, Inc. 5.50%, 9/15/14	840	130,200

Consumer Cyclical - Other – 0.2%
Sheraton Holding Corp. 7.375%, 11/15/15	789	717,990
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12	422	410,395
Wyndham Worldwide Corp. 6.00%, 12/01/16	666	499,123

		1,627,508

Consumer Non-Cyclical – 0.0%
HCA, Inc. 8.50%, 4/15/19(b)	65	63,212

		4,254,181

ALLIANCEBERNSTEIN BALANCED SHARES •	25

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.5%
Banking – 0.2%
BankAmerica Capital II Series 2 8.00%, 12/15/26	$559	$430,287
NB Capital Trust IV 8.25%, 4/15/27	485	383,204
Northern Rock PLC 5.60%, 4/30/14(b)(c)	2,975	595,000
RBS Capital Trust III 5.512%, 9/29/49(c)	1,100	451,000

		1,859,491

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 7.875%, 11/01/09(e)	845	124,637

Finance – 0.3%
American General Finance Corp. 4.875%, 7/15/12	405	220,753
5.85%, 6/01/13	890	426,695
CIT Group, Inc. 5.00%, 2/01/15	940	623,216
7.625%, 11/30/12	875	689,407

		1,960,071

Insurance – 0.0%
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)	520	254,800

		4,198,999

Utility – 0.1%
Electric – 0.1%
Dynegy Holdings, Inc. 8.375%, 5/01/16	395	317,975
Edison Mission Energy 7.00%, 5/15/17	280	203,000
NRG Energy, Inc. 7.25%, 2/01/14	365	349,488

		870,463

Total Corporates - Non-Investment Grades (cost $16,070,712)		9,323,643

INFLATION-LINKED SECURITIES – 1.2%
United States – 1.2%
U.S. Treasury Notes 1.875%, 7/15/13 (TIPS)	2,548	2,628,121
2.375%, 4/15/11 (TIPS)	4,956	5,095,399
3.00%, 7/15/12 (TIPS)	840	894,480

Total Inflation-Linked Securities (cost $8,394,300)		8,618,000

26	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.6%
Home Equity Loans - Floating Rate – 0.4%
HFC Home Equity Loan Asset Backed Certificates Series 2007-1, Class M1 0.696%, 3/20/36(d)	$2,680	$964,706
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.419%, 11/25/36(d)	1,450	1,007,710
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.439%, 4/25/37(d)	1,766	1,169,299
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.669%, 3/25/37(d)	930	21,018

		3,162,733

Credit Cards - Fixed Rate – 0.1%
Capital One Multi-Asset Execution Trust Series 2008-A5, Class A5 4.85%, 2/18/14	925	956,753

Home Equity Loans - Fixed Rate – 0.1%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	2,472	448,040

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.409%, 2/25/47(b)(d)	795	15,900

Total Asset-Backed Securities (cost $11,017,500)		4,583,426

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Brazil – 0.3%
Republic of Brazil 8.25%, 1/20/34	1,650	1,942,875

Peru – 0.2%
Republic of Peru 8.375%, 5/03/16	385	443,905
9.875%, 2/06/15	835	1,022,875

		1,466,780

Russia – 0.1%
Russian Federation 7.50%, 3/31/30(b)	850	847,476

Total Governments - Sovereign Bonds (cost $4,029,727)		4,257,131

ALLIANCEBERNSTEIN BALANCED SHARES •	27

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Russia – 0.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(b)	$905	$778,300
7.75%, 5/29/18(b)	1,925	1,732,500

Total Quasi-Sovereigns (cost $2,780,030)		2,510,800

	Shares
PREFERRED STOCKS – 0.3%
Utility – 0.1%
Other Utility – 0.1%
Dte Energy Trust I 7.80%	45,000	1,104,750

Industrial – 0.1%
Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(b)	1,200	796,500

Financial Institutions – 0.1%
Banking – 0.1%
Royal Bank of Scotland Group PLC 5.75%	50,000	472,500

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%	18,050	9,386
Federal National Mortgage Association 8.25%	26,650	17,855

		27,241

Total Preferred Stocks (cost $4,939,590)		2,400,991

	Principal Amount (000)
GOVERNMENTS - SOVEREIGN AGENCIES – 0.2%
United Kingdom – 0.2%
The Royal Bank of Scotland PLC 2.625%, 5/11/12(b) (cost $1,319,883)	$1,320	1,333,803

28	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 0.2%
Indonesia – 0.2%
Indonesia Government International Bond 11.625%, 3/04/19(b) (cost $1,055,406)	$1,063	$1,331,408

CMOS – 0.1%
Non-Agency ARMS – 0.1%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.112%, 6/26/35(b)	531	471,104

Non-Agency Floating Rate – 0.0%
Countrywide Alternative Loan Trust Series 2007-OA3, Class M1 0.619%, 4/25/47(d)	780	10,135

Total CMOs (cost $1,302,604)		481,239

EMERGING MARKETS - CORPORATE BONDS – 0.0%
Industrial – 0.0%
Basic – 0.0%
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(b) (cost $315,936)	315	258,678

	Shares
SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(f) (cost $14,686,885)	14,686,885	14,686,885

Total Investments – 100.0% (cost $765,693,978)		744,990,839
Other assets less liabilities – 0.0%		177,452

Net Assets – 100.0%		$745,168,291

ALLIANCEBERNSTEIN BALANCED SHARES •	29

Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2009, the aggregate market value of these securities amounted to $19,393,650 or 2.6% of net assets.

(c)	Variable rate coupon, rate shown as of May 31, 2009.

(d)	Floating Rate Security. Stated interest rate was in effect at May 31, 2009.

(e)	Security is in default and is non-income producing.

(f)	Investment in affiliated money market mutual fund.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of May 31, 2009, the fund’s total exposure to subprime investments was 0.49% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $751,007,093)	$730,303,954
Affiliated issuers (cost $14,686,885)	14,686,885
Receivable for investment securities sold	6,204,018
Interest and dividends receivable	4,212,897
Receivable for capital stock sold	3,734,536

Total assets	759,142,290

Liabilities
Payable for investment securities purchased	8,209,774
Payable for capital stock redeemed	4,707,384
Advisory fee payable	300,935
Distribution fee payable	295,924
Transfer Agent fee payable	72,596
Administrative fee payable	24,280
Accrued expenses	363,106

Total liabilities	13,973,999

Net Assets	$745,168,291

Composition of Net Assets
Capital stock, at par	$635,633
Additional paid-in capital	947,500,000
Undistributed net investment income	3,180,493
Accumulated net realized loss on investment transactions	(185,444,696)
Net unrealized depreciation on investments	(20,703,139)

$745,168,291

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$446,797,115	37,431,180	$11.94	*

B	$136,281,186	12,161,102	$11.21

C	$80,060,578	7,105,366	$11.27

Advisor	$52,186,303	4,361,619	$11.96

R	$5,752,782	483,234	$11.90

K	$5,881,593	493,683	$11.91

I	$18,208,734	1,527,100	$11.92

*	The maximum offering price per share for Class A shares was $12.47 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	31

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2009 (unaudited)

Investment Income
Interest	$7,129,863
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $193,486)	5,695,905
Affiliated issuers	35,200	$12,860,968

Expenses
Advisory fee (see Note B)	1,767,465
Distribution fee—Class A	626,107
Distribution fee—Class B	721,442
Distribution fee—Class C	394,674
Distribution fee—Class R	13,939
Distribution fee—Class K	6,886
Transfer agency—Class A	573,997
Transfer agency—Class B	231,892
Transfer agency—Class C	113,303
Transfer agency—Advisor Class	66,800
Transfer agency—Class R	6,326
Transfer agency—Class K	4,823
Transfer agency—Class I	9,270
Custodian	148,986
Printing	97,964
Registration fees	51,933
Administrative	46,530
Audit	29,768
Directors’ fees	24,809
Legal	20,642
Miscellaneous	17,195

Total expenses		4,974,751

Net investment income		7,886,217

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(94,207,916)
Net change in unrealized appreciation/depreciation of investments		150,056,601

Net gain on investment transactions		55,848,685

Net Increase in Net Assets from Operations		$63,734,902

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2009 (unaudited)		Year Ended November 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,886,217		$26,216,643
Net realized loss on investment transactions	(94,207,916)		(90,231,960)
Net change in unrealized appreciation/depreciation of investments	150,056,601		(383,752,000)

Net increase (decrease) in net assets from operations	63,734,902		(447,767,317)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(5,882,691)		(18,162,850)
Class B	(1,554,329)		(4,721,935)
Class C	(823,702)		(2,273,916)
Advisor Class	(751,388)		(2,037,633)
Class R	(70,120)		(184,388)
Class K	(75,826)		(179,051)
Class I	(280,549)		(627,657)
Net realized gain on investment transactions
Class A	– 0	–	(68,968,279)
Class B	– 0	–	(27,906,108)
Class C	– 0	–	(12,931,278)
Advisor Class	– 0	–	(6,687,542)
Class R	– 0	–	(660,323)
Class K	– 0	–	(571,991)
Class I	– 0	–	(1,169,102)
Capital Stock Transactions
Net decrease	(80,353,027)		(229,219,286)

Total decrease	(26,056,730)		(824,068,656)
Net Assets
Beginning of period	771,225,021		1,595,293,677

End of period (including undistributed net investment income of $3,180,493 and $4,732,881, respectively)	$745,168,291		$771,225,021

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	33

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

34	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is

ALLIANCEBERNSTEIN BALANCED SHARES •	35

Notes to Financial Statements

defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2009:

Level	Investments in Securities	Other Financial Instruments*
Level 1	$497,981,338	$–0–
Level 2	234,072,153	–0–
Level 3	12,937,348	–0–

Total	$744,990,839	$–0–

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
Balance as of 11/30/08	$8,199,142
Accrued discounts/premiums	4,553
Realized gain (loss)	3,602
Change in unrealized appreciation/depreciation	1,149,389
Net purchases (sales)	1,187,133
Net transfers in and/or out of Level 3	2,393,529

Balance as of 5/31/09	$12,937,348

Net change in unrealized appreciation/depreciation from investments held as of 5/31/09	$1,149,389	*

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

36	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN BALANCED SHARES •	37

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended May 31, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements (see Note D.1).

On April 9, 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. At this time, management is evaluating the implications of FSP 157-4 and believes the adoption of FSP 157-4 will have no material impact on the Fund’s financial statements.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of ..60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

38	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund paid $46,530 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2009.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $341,018 for the six months ended May 31, 2009.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,500 from the sale of Class A shares and received $3,568, $46,663 and $1,132 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2009 is as follows:

Market Value November 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value May 31, 2009 (000)
$9,786	$143,730	$138,829	$35	$14,687

Brokerage commissions paid on investment transactions for the six months ended May 31, 2009 amounted to $762,016, of which $75,297 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both

ALLIANCEBERNSTEIN BALANCED SHARES •	39

Notes to Financial Statements

Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,930,835, $2,954,972, $304,149 and $197,760 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2009 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$364,351,076	$434,082,859
U.S. government securities	66,636,550	71,300,552

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$47,423,334
Gross unrealized depreciation	(68,126,473)

Net unrealized depreciation	$(20,703,139)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

40	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase

ALLIANCEBERNSTEIN BALANCED SHARES •	41

Notes to Financial Statements

transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2009.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008	Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008

Class A
Shares sold	2,974,072	5,838,765	$33,052,829	$87,305,543

Shares issued in reinvestment of dividends and distributions	488,199	4,988,402	5,412,656	81,441,109

Shares converted from Class B	1,167,263	2,212,498	13,104,694	32,908,138

Shares redeemed	(8,140,790)	(24,414,110)	(89,824,305)	(354,263,158)

Net decrease	(3,511,256)	(11,374,445)	$(38,254,126)	$(152,608,368)

42	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008	Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008

Class B
Shares sold	348,990	577,724	$3,640,257	$8,096,275

Shares issued in reinvestment of dividends and distributions	137,661	1,956,606	1,438,722	30,278,362

Shares converted to Class A	(1,242,643)	(2,352,061)	(13,104,694)	(32,908,138)

Shares redeemed	(2,039,779)	(6,105,985)	(21,145,373)	(83,476,640)

Net decrease	(2,795,771)	(5,923,716)	$(29,171,088)	$(78,010,141)

Class C
Shares sold	453,115	513,294	$4,793,463	$7,059,136

Shares issued in reinvestment of dividends and distributions	67,549	876,090	709,686	13,612,395

Shares redeemed	(1,260,135)	(3,257,992)	(13,108,783)	(45,054,181)

Net decrease	(739,471)	(1,868,608)	$(7,605,634)	$(24,382,650)

Advisor Class
Shares sold	355,029	810,525	$3,966,034	$12,598,864

Shares issued in reinvestment of dividends and distributions	66,172	516,272	734,195	8,422,656

Shares redeemed	(730,274)	(1,634,199)	(8,084,740)	(24,576,885)

Net decrease	(309,073)	(307,402)	$(3,384,511)	$(3,555,365)

Class R
Shares sold	75,365	282,607	$838,860	$4,395,788

Shares issued in reinvestment of dividends and distributions	6,272	51,996	69,333	844,713

Shares redeemed	(120,374)	(275,180)	(1,355,624)	(3,786,574)

Net increase (decrease)	(38,737)	59,423	$(447,431)	$1,453,927

Class K
Shares sold	53,018	163,555	$589,562	$2,493,446

Shares issued in reinvestment of dividends and distributions	6,863	46,271	75,826	750,149

Shares redeemed	(59,084)	(139,899)	(642,144)	(2,004,859)

Net increase	797	69,927	$23,244	$1,238,736

ALLIANCEBERNSTEIN BALANCED SHARES •	43

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008	Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30, 2008

Class I
Shares sold	71,041	1,879,835	$792,012	$31,421,843

Shares issued in reinvestment of dividends and distributions	25,397	112,524	280,549	1,796,754

Shares redeemed	(236,295)	(475,885)	(2,586,042)	(6,574,022)

Net increase (decrease)	(139,857)	1,516,474	$(1,513,481)	$26,644,575

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

44	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$29,734,963	$38,259,389
Long-term capital gains	117,347,091	41,161,028

Total taxable distributions	147,082,054	79,420,417

Total distributions paid	$147,082,054	$79,420,417

As of November 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,743,037
Accumulated capital and other losses	(85,220,427	)(a)
Unrealized appreciation/(depreciation)	(176,786,245	)(b)

Total accumulated earnings/(deficit)	$(257,263,635)

(a)

On November 30, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $85,220,427 of which $85,220,427 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

ALLIANCEBERNSTEIN BALANCED SHARES •	45

Notes to Financial Statements

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales and the difference between book tax amortization methods for bond premium.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

46	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN BALANCED SHARES •	47

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 11.06	$ 18.28	$ 18.29	$ 17.60	$ 16.81	$ 15.13

Income From Investment Operations
Net investment income(a)	.13	.34	.38	.34	.28	.31	(b)
Net realized and unrealized gain (loss) on investment transactions	.90	(5.85)	.46	1.61	.81	1.61
Contributions from Adviser	– 0	–	– 0	–	.03	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.03	(5.51)	.87	1.95	1.09	1.92

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.36)	(.39)	(.32)	(.30)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	(1.35)	(.49)	(.94)	– 0	–	– 0	–

Total dividends and distributions	(.15)	(1.71)	(.88)	(1.26)	(.30)	(.24)

Net asset value, end of period	$ 11.94	$ 11.06	$ 18.28	$ 18.29	$ 17.60	$ 16.81

Total Return
Total investment return based on net asset value(d)	9.42	%*	(33.06	)%*	4.82	%*	11.81%	6.55%	12.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$446,797	$452,619	$956,157	$972,991	$935,414	$788,685
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16	%(e)	.97%	.92%	.88	%(f)	1.04%	.97%
Expenses, before waivers/reimbursements	1.16	%(e)	.97%	.92%	.88	%(f)	1.04%	1.00%
Net investment income	2.35	%(e)	2.30%	2.10%	2.00	%(f)	1.64%	1.93	%(b)
Portfolio turnover rate	59%	118%	66%	52%	57%	58%

See footnote summary on page 55.

48	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 10.39	$ 17.27	$ 17.32	$ 16.74	$ 16.00	$ 14.41

Income From Investment Operations
Net investment income(a)	.08	.22	.23	.20	.15	.19	(b)
Net realized and unrealized gain (loss) on investment transactions	.85	(5.51)	.43	1.52	.78	1.53
Contributions from Adviser	– 0	–	– 0	–	.03	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.93	(5.29)	.69	1.72	.93	1.72

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.24)	(.25)	(.20)	(.19)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	(1.35)	(.49)	(.94)	– 0	–	– 0	–

Total dividends and distributions	(.11)	(1.59)	(.74)	(1.14)	(.19)	(.13)

Net asset value, end of period	$ 11.21	$ 10.39	$ 17.27	$ 17.32	$ 16.74	$ 16.00

Total Return
Total investment return based on net asset value(d)	9.02	%*	(33.56	)%*	4.06	%*	10.94%	5.82%	11.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$136,281	$155,339	$360,548	$478,595	$571,214	$590,890
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.92	%(e)	1.72%	1.67%	1.62	%(f)	1.76%	1.70%
Expenses, before waivers/reimbursements	1.92	%(e)	1.72%	1.67%	1.62	%(f)	1.76%	1.73%
Net investment income	1.57	%(e)	1.54%	1.34%	1.24	%(f)	.90%	1.22	%(b)
Portfolio turnover rate	59%	118%	66%	52%	57%	58%

See footnote summary on page 55.

ALLIANCEBERNSTEIN BALANCED SHARES •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 10.44	$ 17.35	$ 17.40	$ 16.80	$ 16.06	$ 14.47

Income From Investment Operations
Net investment income(a)	.09	.22	.24	.21	.15	.19	(b)
Net realized and unrealized gain (loss) on investment transactions	.85	(5.54)	.42	1.53	.78	1.53
Contributions from Adviser	– 0	–	– 0	–	.03	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.94	(5.32)	.69	1.74	.93	1.72

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.24)	(.25)	(.20)	(.19)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	(1.35)	(.49)	(.94)	– 0	–	– 0	–

Total dividends and distributions	(.11)	(1.59)	(.74)	(1.14)	(.19)	(.13)

Net asset value, end of period	$ 11.27	$ 10.44	$ 17.35	$ 17.40	$ 16.80	$ 16.06

Total Return
Total investment return based on net asset value(d)	9.07	%*	(33.58	)%*	4.04	%*	11.02%	5.80%	11.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$80,060	$81,907	$168,496	$176,454	$181,746	$174,040
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.89	%(e)	1.70%	1.66%	1.61	%(f)	1.76%	1.69%
Expenses, before waivers/reimbursements	1.89	%(e)	1.70%	1.66%	1.61	%(f)	1.76%	1.73%
Net investment income	1.62	%(e)	1.58%	1.36%	1.27	%(f)	.91%	1.23	%(b)
Portfolio turnover rate	59%	118%	66%	52%	57%	58%

See footnote summary on page 55.

50	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 11.08	$ 18.32	$ 18.33	$ 17.64	$ 16.84	$ 15.16

Income From Investment Operations
Net investment income(a)	.15	.39	.44	.39	.33	.35	(b)
Net realized and unrealized gain (loss) on investment transactions	.90	(5.87)	.45	1.61	.82	1.61
Contributions from Adviser	– 0	–	– 0	–	.03	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.05	(5.48)	.92	2.00	1.15	1.96

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.41)	(.44)	(.37)	(.35)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	(1.35)	(.49)	(.94)	– 0	–	– 0	–

Total dividends and distributions	(.17)	(1.76)	(.93)	(1.31)	(.35)	(.28)

Net asset value, end of period	$ 11.96	$ 11.08	$ 18.32	$ 18.33	$ 17.64	$ 16.84

Total Return
Total investment return based on net asset value(d)	9.57	%*	(32.89	)%*	5.11	%*	12.10%	6.89%	13.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,186	$51,761	$91,198	$107,657	$115,873	$112,040
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.87	%(e)	.68%	.63%	.60	%(f)	.74%	.67%
Expenses, before waivers/reimbursements	.87	%(e)	.68%	.63%	.60	%(f)	.74%	.71%
Net investment income	2.64	%(e)	2.61%	2.38%	2.28	%(f)	1.92%	2.19	%(b)
Portfolio turnover rate	59%	118%	66%	52%	57%	58%

See footnote summary on page 55.

ALLIANCEBERNSTEIN BALANCED SHARES •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 11.02	$ 18.23	$ 18.25	$ 17.58	$ 16.80	$ 15.13

Income From Investment Operations
Net investment income(a)	.12	.31	.34	.30	.24	.30	(b)
Net realized and unrealized gain (loss) on investment transactions	.90	(5.85)	.43	1.58	.82	1.58
Contributions from Adviser	– 0	–	– 0	–	.03	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.02	(5.54)	.80	1.88	1.06	1.88

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.32)	(.33)	(.27)	(.28)	(.21)
Distributions from net realized gain on investment transactions	– 0	–	(1.35)	(.49)	(.94)	– 0	–	– 0	–

Total dividends and distributions	(.14)	(1.67)	(.82)	(1.21)	(.28)	(.21)

Net asset value, end of period	$ 11.90	$ 11.02	$ 18.23	$ 18.25	$ 17.58	$ 16.80

Total Return
Total investment return based on net asset value(d)	9.33	%*	(33.27	)%*	4.47	%*	11.37%	6.36%	12.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,753	$5,753	$8,432	$3,197	$1,393	$371
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.33	%(e)	1.25%	1.24%	1.22	%(f)	1.33%	1.19%
Expenses, before waivers/reimbursements	1.33	%(e)	1.25%	1.24%	1.22	%(f)	1.33%	1.22%
Net investment income	2.17	%(e)	2.06%	1.83%	1.72	%(f)	1.39%	1.94	%(b)
Portfolio turnover rate	59%	118%	66%	52%	57%	58%

See footnote summary on page 55.

52	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,	March 1, 2005(g) to November 30, 2005
2008	2007	2006

Net asset value, beginning of period	$ 11.03	$ 18.24	$ 18.28	$ 17.60	$ 17.34

Income From Investment Operations
Net investment income(a)	.14	.35	.42	.65	.22
Net realized and unrealized gain (loss) on investment transactions	.89	(5.85)	.40	1.29	†	.24
Contributions from Adviser	– 0	–	– 0	–	.03	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.03	(5.50)	.85	1.94	.46

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.36)	(.40)	(.32)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	(1.35)	(.49)	(.94)	– 0	–

Total dividends and distributions	(.15)	(1.71)	(.89)	(1.26)	(.20)

Net asset value, end of period	$ 11.91	$ 11.03	$ 18.24	$ 18.28	$ 17.60

Total Return
Total investment return based on net asset value(d)	9.50	%*	(33.07	)%*	4.74	%*	11.74%	2.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,882	$5,437	$7,715	$285	$10
Ratio to average net assets of:
Expenses	1.03	%(e)	.97%	.93%	.91	%(f)	1.01	%(e)
Net investment income	2.49	%(e)	2.35%	2.14%	2.15	%(f)	1.69	%(e)
Portfolio turnover rate	59%	118%	66%	52%	57%

See footnote summary on page 55.

ALLIANCEBERNSTEIN BALANCED SHARES •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2009 (unaudited)	Year Ended November 30,	March 1, 2005(g) to November 30, 2005
2008	2007	2006

Net asset value, beginning of period	$ 11.04	$ 18.26	$ 18.27	$ 17.60	$ 17.34

Income From Investment Operations
Net investment income(a)	.16	.42	.44	.39	.24
Net realized and unrealized gain (loss) on investment transactions	.89	(5.87)	.45	1.60	.26
Contributions from Adviser	– 0	–	– 0	–	.03	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.05	(5.45)	.92	1.99	.50

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.42)	(.44)	(.38)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	(1.35)	(.49)	(.94)	– 0	–

Total dividends and distributions	(.17)	(1.77)	(.93)	(1.32)	(.24)

Net asset value, end of period	$ 11.92	$ 11.04	$ 18.26	$ 18.27	$ 17.60

Total Return
Total investment return based on net asset value(d)	9.69	%*	(32.84	)%*	5.12	%*	12.07%	2.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,209	$18,409	$2,748	$3,968	$4,128
Ratio to average net assets of:
Expenses	.71	%(e)	.62%	.60%	.59	%(f)	.81	%(e)
Net investment income	2.80	%(e)	2.72%	2.40%	2.28	%(f)	2.41	%(e)
Portfolio turnover rate	59%	118%	66%	52%	57%

See footnote summary on page 55.

54	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser and Transfer Agent.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2009 and years ended November 30, 2008 and November 30, 2007 by 0.26%, 0.05% and 0.13%, respectively.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	55

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2), Vice President

Paul J. DeNoon(2), Vice President

Aryeh Glatter(2), Vice President

Shawn E. Keegan(2), Vice President

Joran Laird(2), Vice President

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Investment Grade Core Fixed-Income Investment Team. Messrs. Frank Caruso and Aryeh Glatter are the investment professionals responsible for the day-to-day management of the equity component of the Fund’s portfolio and Messrs. Paul DeNoon, Shawn Keegan, Joran Laird, Douglas Peebles and Greg Wilensky and Ms. Alison Martier are the investment professionals responsible for the day-to-day management of the debt component of the Fund’s portfolio.

56	• ALLIANCEBERNSTEIN BALANCED SHARES

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Balanced Shares, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN BALANCED SHARES •	57

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

58	• ALLIANCEBERNSTEIN BALANCED SHARES

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index (60% Russell 1000 Value Index/40% Barclays Capital U.S. Aggregate Bond Index) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2009. The directors noted that the Fund was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-year period, 3rd quintile of the Performance Group and the Performance Universe for the 5-year period and 1st quintile of the Performance Group and the Performance Universe for the 10-year period, and that the Fund underperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee advisory rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., equity and fixed income securities).

ALLIANCEBERNSTEIN BALANCED SHARES •	59

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund’s contractual effective advisory fee rate, at approximate current size, of 47.7 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do

60	• ALLIANCEBERNSTEIN BALANCED SHARES

not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN BALANCED SHARES •	61

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Balanced Shares, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

62	• ALLIANCEBERNSTEIN BALANCED SHARES

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

Fund	Net Assets 02/28/09 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets
Balanced Shares, Inc.	$675.3	60 bp on 1st $200 million 50 bp on next $200 million 40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $100,125 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio[4]		Fiscal Year
Balanced Shares, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.68% 0.97% 1.72% 1.70% 1.25% 0.97% 0.62%	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting,

3	The Fund’s fee schedule was not amended in connection with the Adviser’s settlement with the NYAG in December 2003 since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds in the “Balanced” category.

4	Annualized.

ALLIANCEBERNSTEIN BALANCED SHARES •	63

administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there is no institutional product that has a similar investment style as the Fund.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed

64	• ALLIANCEBERNSTEIN BALANCED SHARES

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)5 at the approximate current asset level of the Fund.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[7]	Lipper Exp. Group Median (%)	Rank
Balanced Shares, Inc.	0.477	0.667	2/9

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU8 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund. It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio

5	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

7	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

8	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN BALANCED SHARES •	65

caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.9

Fund	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Balanced Shares, Inc.	0.973	1.118	3/9	1.210	12/69

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads,

9	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market declines that occurred in the second half of 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

10	Most recently completed fiscal year end Class A total expense ratio.

66	• ALLIANCEBERNSTEIN BALANCED SHARES

contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $13,735, $6,158,605 and $254,209 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $802,955 in fees from the Fund.11

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

11	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $30,343 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN BALANCED SHARES •	67

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.

The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

13	The Deli study was originally published in 2002 based on 1997 data.

14	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

68	• ALLIANCEBERNSTEIN BALANCED SHARES

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended January 31, 2009.17

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-28.69	-33.39	-30.33	4/9	49/133
3 year	-7.57	-9.71	-8.03	3/9	48/109
5 year	-2.00	-3.02	-1.73	4/9	49/89
10 year	1.84	-0.33	-0.09	1/7	12/62

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)18 versus its benchmark.19

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Balanced Shares, Inc.	-28.69	-7.57	-2.00	1.84	8.71
60% Russell 1000 Value Index/40% Barclays Capital Aggregate Bond Index	-26.34	-5.85	-0.21	2.49	N/A
Russell 1000 Value Index	-41.78	-13.09	-3.52	0.05	N/A
Barclays Capital U.S. Aggregate Index	2.59	5.19	4.30	5.46	N/A
Inception Date: June 8, 1932

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

15	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

16	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

18	The performance returns shown in the table are for the Class A shares of the Fund.

19	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

ALLIANCEBERNSTEIN BALANCED SHARES •	69

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

70	• ALLIANCEBERNSTEIN BALANCED SHARES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BALANCED SHARES •	71

NOTES

72	• ALLIANCEBERNSTEIN BALANCED SHARES

ALLIANCEBERNSTEIN BALANCED SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BAL-0152-0509

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

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ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 28, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 28, 2009

5